AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
CONDENSED STATEMENT OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS (Statutory Basis)
As of
(Unaudited)

                                                                                      September 30,      December 31, 1998
                                                                                      1999
ASSETS

Bonds                                                                                 $483,457,870       $425,547,936
Cash and short-term investments                                                          2,825,562          4,353,273
Other invested assets                                                                      532,490         39,376,538
Subtotals, cash and invested assets                                                    486,815,922        469,277,747
Agents' balances or uncollected premiums (net as to commissions and dividends):
  Premiums and agents' balances in course of collection (after deducting
     ceded reinsurance balances payable)                                                20,479,584         48,788,446
 Premiums, agents' balances and installments booked but deferred and
     not yet due (after deducting ceded reinsurance balances payable)                   88,264,310         38,185,589
Reinsurance recoverables on loss and loss adjustment expense payments                   28,720,304         47,014,930
Federal income tax recoverable and interest thereon                                            -0-          3,294,852
Interest, dividends and real estate income due and accrued                               8,976,714          7,293,968
Receivable from parent, subsidiaries and affiliates                                     27,736,718          6,911,531
Loss Funds on Deposit                                                                    5,686,063          5,622,057
     Totals                                                                           $666,679,615       $626,389,120

LIABILITIES, SURPLUS AND OTHER FUNDS

Losses                                                                                $182,857,226       $186,943,712
Reinsurance payable on paid loss and loss adjustment expenses                           33,576,262         28,464,421
Loss adjustment expenses                                                                29,579,537         35,010,432
Other expenses (excluding taxes, licenses and fees)                                         36,798          2,164,805
Federal and foreign income taxes (excluding deferred taxes)                              3,823,557                -0-
Unearned premiums (after deducting ceded reinsurance unearned premiums)                133,907,776        104,710,777
Funds held by company under reinsurance treaties                                            82,278              4,231
Provision for reinsurance                                                                9,639,712          9,639,712
Drafts outstanding                                                                       7,178,085         18,161,275
Payable to parent, subsidiaries and affiliates                                                 -0-                -0-
Other liabilities                                                                        4,889,781            409,910
     Total liabilities                                                                 405,571,012        385,509,275
Common capital stock                                                                     5,002,500          5,002,500
Gross paid in and contributed surplus                                                   98,377,500         98,377,500
Unassigned funds (surplus)                                                             157,728,603        137,499,845
Surplus as regards policyholders                                                       261,108,603        240,879,845
     Totals                                                                           $666,679,615       $626,389,120

AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
Condensed Statement of Income and Capital and Surplus Account
(Statutory Basis)
For the Nine Months Ended September 30
(Unaudited)

                                                                                      1999               1998
UNDERWRITING INCOME:
Premiums earned:                                                                      $425,265,034       $484,455,374
  Direct                                                                               137,027,736         20,589,029
  Assumed                                                                              501,181,568        421,051,665
  Ceded                                                                                 61,111,202         83,992,738
  Net

  Deductions:
Losses incurred:
  Direct                                                                               332,272,180        341,810,850
  Assumed                                                                               18,900,450         16,222,900
  Ceded                                                                                308,904,073        315,227,018
  Net                                                                                   42,268,557         42,806,732
Loss expenses incurred                                                                   7,265,482         18,692,331
Other underwriting expenses incurred                                                     8,821,595          9,444,328
Total underwriting deductions                                                           58,355,634         70,943,391
Net underwriting gain or (loss)                                                          2,755,568         13,049,347

INVESTMENT INCOME
Net investment income earned                                                            20,288,181         17,823,580
Net realized capital gains                                                                 355,880            291,296
Net investment gain                                                                     20,644,061         18,114,876

OTHER INCOME
Net income before federal and foreign income taxes                                      23,399,629         31,164,223
Federal and foreign income taxes incurred                                                3,573,409          3,799,598
Net income                                                                             $19,826,220        $27,364,625

CAPITAL AND SURPLUS ACCOUNT
Surplus as regards policyholders, December 31 previous year                           $240,879,845       $212,200,853

GAINS AND (LOSSES) IN SURPLUS
Net income                                                                              19,826,220         27,364,625
Net unrealized capital gains or losses                                                       (169)             26,202
Change in non-admitted assets                                                              402,707          6,033,531
Change in provision for reinsurance                                                            -0-                -0-
Change in surplus as regards policyholders                                              20,228,758         33,424,358
Surplus as regards policyholders, as of  September 30                                 $261,108,603       $245,625,211

AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
Condensed Statement of Cash Flows
(Statutory Basis)
For the Nine Months Ended September 30
(Unaudited)

                                                                                      1999               1998
CASH FROM OPERATIONS

Premiums collected net of reinsurance                                                  $68,941,050        $85,036,652
Loss and loss adjustment expenses paid
  (net of salvage and subrogation)                                                      46,628,142         60,870,923
Underwriting expenses paid                                                              10,949,602          9,437,083
Cash from underwriting                                                                  11,363,306         14,728,646
Net investment income                                                                   18,682,832         16,840,265
Other income                                                                                78,047
Federal and foreign income taxes recovered                                               3,545,000          (415,000)
Net cash from operations                                                                33,669,185         31,153,911

CASH FROM INVESTMENTS

Proceeds from investments sold, matured or repaid:
  Bonds                                                                                  9,219,030         11,777,873
  Other invested assets                                                                 64,100,000         30,520,000
Total investment proceeds                                                               73,319,030         42,297,873
Cost of investments acquired (long-term only):
  Bonds                                                                                 66,724,649         32,439,017
  Other invested assets                                                                 25,381,944         36,913,757
Total investments acquired                                                              92,106,593         69,352,774
Net cash from investments                                                             (18,787,563)       (27,054,901)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES

Cash provided:
  Net transfers from affiliates                                                                -0-                -0-
  Other cash provided                                                                    4,415,859         41,252,867
Total                                                                                    4,415,859         41,252,867
Net transfers to affiliates                                                             20,825,187         39,945,662
Other applications                                                                             -0-            195,651
Total                                                                                   20,825,187         40,141,313
Net cash from financing and miscellaneous sources                                     (16,409,328)          1,111,554

RECONCILIATION OF CASH AND SHORT-TERM INVESTMENTS

Net change in cash and short-term investments                                          (1,527,706)          5,210,564
Cash and short-term investments:
  Beginning of year                                                                      4,353,267          5,211,431
  End of September 30                                                                   $2,825,561        $10,421,995
